Prospectus Supplement — May 4, 2012
Ameriprise Certificates (April 25, 2012)	S-6000 AH

For Ameriprise Cash Reserve Certificate the information under “Distribution” on page 95p has been revised as follows:

•	0.025% of the initial payment on the issue date of the certificate; and

•	0.025% of the certificate’s reserve at the beginning of the second and subsequent quarters from issue date.

S-6000-18 A (5/12)